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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 17, 2004
                                                     ------------------

                         CONTINENTAL GLOBAL GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 333-27665                 31-1506889
            --------                 ---------                 ----------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)            Identification No.)

                    CO-REGISTRANTS AND SUBSIDIARY GUARANTORS

Continental Conveyor & Equipment Company       Delaware               34-1603197
Goodman Conveyor Company                       Delaware               34-1603196


Continental Global        Continental Conveyor &    Goodman Conveyor Company
Group, Inc.               Equipment Company

438 Industrial Drive      438 Industrial Drive      Route 178 South
Winfield, Alabama 35594   Winfield, Alabama 35594   Belton, South Carolina 29627
(205) 487-6492            (205) 487-6492            (864) 388-7793

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events

On September 17, 2004, Continental Global Group, Inc. (the "Company") announced an amendment (the "Amendment II") to its offer to exchange cash and 9% Series A Senior Secured Notes due 2008 and 13% Series B Senior Secured Notes due 2008 for all outstanding 11% Senior Notes due 2007 ($120 million aggregate principal amount outstanding). The Amendment II amends the Offer to Exchange and Consent Solicitation Statement dated August 4, 2004, as amended on September 2, 2004, and the accompanying Letter of Transmittal and Consent.

As of September 16, 2004, the amount of Old Notes tendered or with respect to which consents have been given pursuant to the Exchange Offer was approximately $103,240,000 or 86.0% of the $120 million outstanding. The Company hereby extends until 5:00 p.m., New York City time, on October 1, 2004, the date upon which it will accept additional tenders of Old Notes.


Item 9.01.   Financial Statements and Exhibits

Exhibit No.  Exhibit

99 Press release from Continental Global Group, Inc. announcing the Amendment II to the Offer to Exchange and Consent Solicitation Statement, as amended, which extends the deadline for tender of 11% Senior Notes due 2007 to October 1, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CONTINENTAL GLOBAL GROUP, INC.
                                              ------------------------------
                                                       (Registrant)

Date: September 17, 2004                   By:  /s/ Robert W. Hale
                                                ------------------
                                           Name:  Robert W. Hale
                                           Title:  President and Chief Executive
                                                   Officer